SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                    __________________________________

                                 FORM 8-K
                    __________________________________


                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported):  September 27, 1994


                    INDIANAPOLIS POWER & LIGHT COMPANY
          (Exact name of registrant as specified in its charter)


        Indiana               1-3132-2            35-0413620
State or other jurisdiction   (Commision             (IRS Employer
    of incorporation)         File Number)   Identification No.)


             25 Monument Circle, Indianapolis, Indiana  46204
           (Address of principal executive offices)  (Zip Code)


    Registrant's telephone number, including area code:  (317) 261-8261

Item 5.  Other Events

          On September 27, 1994, IPALCO Enterprises, Inc., parent of the Company, announced that the Company would further delay the construction of a new, base-load electric generating unit at its proposed Patriot plant in Switzerland County, Indiana to a date beyond its current 5-year Construction Program.

Item 7.  Exhibits

     (99) Copy of press release issued by IPALCO Enterprises, Inc., parent of the Company, relating to the Company's decision to further delay the construction of a new, base-load electric generating unit at its proposed Patriot plant.



                                 SIGNATURE

     After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.


Dated:  September 27, 1994

                                   INDIANAPOLIS POWER & LIGHT COMPANY



                                   By  /s/ John R. Brehm
                                     ---------------------------------------
                                     Name:  John R. Brehm
                                     Title:  Senior Vice President